Financial Instruments - Estimated Fair Market Values of Financial Instruments Not Carried at Fair Value in Consolidated Balance Sheets (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Debt Instrument Fair Value Carrying Value [Abstract]
Financing receivables, carrying value	$ 21,976	$ 20,039	$ 17,953
Debt	29,866	27,052
Financing receivables, fair value	21,974	20,453
Debt, fair value	$ 30,361	$ 27,691